Commitments And Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments And Contingencies
Commitments And Contingencies

10.          Commitments and Contingencies

The Company has been named as a defendant in certain lawsuits arising in the ordinary course of business. While the outcome of the lawsuits cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the financial position, cash flows or results of operations of the Company.

15.          Commitments and Contingencies

The Company leases office space for its Lexington, Kentucky, New Orleans, Louisiana and Denver, Colorado offices under operating leases expiring in various years through 2015.  The Lexington, Kentucky office space is leased from a related party (see Note 14).  At December 31, 2010, future minimum rental payments required under these leases are as follows:

Year ending December 31:	Minimum Lease Payments
(In thousands)
2011	$283
2012	286
2013	294
2014	240
2015	215
Total	$1,318

Rent expense under operating leases was approximately $530,000, $667,000 and $579,000 for 2010, 2009 and 2008, respectively.

Historically, the majority of the Company's proved oil and gas properties have been located in the Gulf of Mexico, resulting in a concentration of its operations in one geographic area.  Management has concentrated its efforts since 1996 in developing prospects in other geographic areas in order to mitigate this risk.  During 2010 and 2009, the Company drilled successful wells onshore and has developed additional onshore drilling prospects that are anticipated to be drilled during 2011.

The Company has been named as a defendant in certain lawsuits arising in the ordinary course of business.  While the outcome of the lawsuits cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the financial position, cash flows or results of operations of the Company.